UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 15, 2011

Federal Home Loan Bank of Topeka
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-52004	48-0561319
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Security Benefit Pl. Suite 100, Topeka, Kansas		66606
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	785.233.0507

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Incentive Compensation Plan and Target Document
On December 15, 2011, the Board of Directors of the Federal Home Loan Bank of Topeka (“FHLBank”), subject to the authority of the Director of the Federal Housing Finance Agency (“Finance Agency”) to prohibit compensation that is not reasonable and comparable to compensation paid to executives at other financial institutions, adopted FHLBank’s Executive Incentive Compensation Plan (“EICP”) and adopted the target performance measures for awards under the EICP in 2012. The EICP, which becomes effective on January 1, 2012, is a cash-based annual incentive plan with a long-term deferral component that establishes individual incentive compensation award opportunities related to achievement of performance objectives by FHLBank and by Participants during Performance Periods. The EICP provides eligible key employees (“EICP Participants”) the opportunity to earn incentive compensation awards based on the FHLBank’s achievement of certain financial goals established by the Board of Directors. All capitalized terms used in this Item 5.02 disclosure pertaining to the EICP that are not otherwise defined shall have the meaning attributed to such term in the EICP.

The purpose of the EICP is to promote the long-term growth and profitability of FHLBank in accordance with the achievement of its long-term strategic objectives and mission; promote the mission and financial performance of FHLBank by providing incentives to key employees for accomplishing annual goals; promote key employee loyalty and dedication to FHLBank and its strategic objectives by rewarding performance that facilitates the growth and financial stability and success of FHLBank; and enhance FHLBank’s capacity to attract, retain, and motivate key employees by offering competitive short-term and long-term total incentive compensation opportunities.

The EICP establishes two performance periods. EICP Participants may earn a Cash Incentive during the Base Performance Period and may also earn a Deferred Incentive during the Deferral Performance Period. For each Base Performance Period, the Board of Directors will present a Total Base Opportunity to EICP Participants. The Total Base Opportunity is equal to a percentage of each EICP Participant’s annual base salary at the beginning of the Base Performance Period, and is composed of the Cash Incentive and the Deferred Incentive.

Eligibility for the EICP is limited to a select group of key management or other highly-compensated employees. The EICP establishes three levels of participation by EICP Participants based on the EICP Participant’s position and responsibility as set forth in the Target Document. The Total Base Opportunity for the three levels of participation is as follows:

EICP Participant	Total Base Opportunity			Cash Incentive			Deferred Incentive
							Opportunity *
	Thresh	Target	Max	Thresh	Target	Max	Thresh	Target	Max
Level 1
President & Chief	60	80	100	30	40	50	30	40	50
Executive Officer
(CEO)
Level 2
Chief Operating	45	65	85	22.5	32.5	42.5	22.5	32.5	42.5
Officer (COO)
Level 3
Chief Risk Officer	30	50	70	15	25	35	15	25	35
(CRO)
General Counsel	30	50	70	15	25	35	15	25	35
Chief Accounting	30	50	70	15	25	35	15	25	35
Officer (CAO)

• The final value of the deferred incentive opportunity may be $0 if at threshold metrics are not met, 75% of initial deferral at threshold, 100% at target and 125% at maximum.

Annually, the Board of Directors will establish Performance Measures by approving a Target Document that sets forth the Total Base Opportunity, Performance Measures, and other applicable terms and conditions for the operation of the EICP. The Target Document defines three achievement levels for each Performance Measure: Threshold, Target, and Maximum. Performance between Threshold-Target and Target-Maximum must be calculated by linear interpolation.

The Target Document establishes separate metrics for the Total Base Opportunity Goal Metrics and the Deferred Incentive Goal Metrics. The Total Base Opportunity Goal Metrics are measured by the results achieved in attaining specified performance levels in the following six areas:

•	Adjusted Return Spread on Class B Common Stock

•	Net Income after Capital Charge

•	Retained Earnings

•	Mission Product Utilization

•	Risk Management – Market, Credit and Liquidity

•	Risk Management – Compliance, Business and Operations

The targets are measured by the results achieved in attaining specified performance levels in the six areas, which are weighted as follows for each of the EICP Participants:

Objective	President & CEO /COO	CRO/CAO	General Counsel
1. Adjusted Return Spread on Class B Common Stock	20%	10%	15%
2. Net Income after Capital Charge	20%	10%	15%
3. Retained Earnings	10%	20%	10%
4. Mission Product Utilization	10%	10%	10%
5. Risk Management- Market, Credit, Liquidity	20%	20%	20%
6. Risk Management- Compliance, Business, Operations	20%	30%	30%
Total	100%	100%	100%

The Deferral Performance Period is the three-year period over which FHLBank’s performance is measured based on parameters set forth in the Target Document and during which a Deferred Incentive can be earned. The Deferred Incentive means 50% of the Total Base Opportunity, which shall be deferred for the Deferral Performance Period and is subject to adjustment based upon the extent of achievement of the Performance Measures during the Deferral Performance Period. The Deferred Incentive Goal Metrics are measured by evaluating the following:

	Minimum	Threshold		Target		Maximum
						2/12 or 1/12 vs
Total Return	>8/12 vs FHLBanks	8/12 vs FHLBanks		5/12 vs FHLBanks		FHLBanks

Deferred Incentive
Performance Measure Percentage	0%		75%		100%	125%
Weighting	0.375		0.375		0.375	0.375
Dollar Value (Deferred Incentive x Performance Measure Percentage x Weight)	$	$		$		$
						2/12 or 1/12
Expense Growth	>9/12 vs FHLBanks	9/12 vs FHLBanks		6/12 vs FHLBanks		vs FHLBanks

Deferred Incentive
Performance Measure Percentage	0%		75%		100%	125%
Weighting	0.25		0.25		0.25	0.25
Dollar Value (Deferred Incentive x Performance Measure Percentage x Weight)	$	$		$		$
Market Value of Equity (MVE) / Total Regulatory Capital Stock						2/12 or 1/12
(TRCS)	>9/12 vs FHLBanks	9/12 vs FHLBanks		6/12 vs FHLBanks		vs FHLBanks

Deferred Incentive
Performance Measure Percentage	0%		75%		100%	125%
Weighting	0.375		0.375		0.375	0.375
Dollar Value (Deferred Incentive x Performance Measure Percentage x Weight)	$	$		$		$
Total Value (Dollar Value for Total Return + Dollar Value for Expense Growth + Dollar Value for MVE/TRCS)	$	$		$		$
Base Award Opportunity Percentage Level I (40%) Level II (32.5%) Level III (25%)%			%		%	%
Total Base Award (Total Value x Base Award Opportunity Percentage)	$	$		$		$

An eligible employee shall cease to be an EICP Participant upon Termination of Service, or through a violation of the EICP’s provisions on non-disclosure or non-solicitation. In addition, the Compensation Committee may, in its discretion, reduce or eliminate a Final Award for any Base Performance Period or Deferral Performance Period under any of the following circumstances: (1) FHLBank receives a cumulative “3” or “4” rating in its Finance Agency examination in any single year in any single Base Performance Period or Deferral Performance Period; (2) the Board finds a serious, material safety-soundness problem, or a serious, material risk-management deficiency exists at FHLBank, or if: (i) operational errors or omissions result in material revisions to the financial results, information submitted to the Finance Agency, or to data used to determine incentive payouts; (ii) submission of material information to the Securities & Exchange Commission, Office of Finance, and/or Finance Agency is significantly past due, or (iii) FHLBank fails to make sufficient progress, as determined by the Board, in the timely remediation of significant examination, monitoring or other supervisory findings; (3) during the most recent examination of FHLBank by the Finance Agency, the Finance Agency identified an unsafe or unsound practice or condition that is material to the financial operation of FHLBank within the EICP Participant’s area(s) of responsibility and such unsafe or unsound practice or condition is not subsequently resolved in favor of FHLBank by the last day of the Base Performance Period or Deferral Performance Period, then all of an EICP Participant’s vested and unvested Cash Incentive or Deferred Incentive may be forfeited; or (4) specific to each EICP Participant only, such EICP Participant does not achieve satisfactory individual achievement levels during the Deferral Performance Period. For purposes of the EICP, the determination of whether performance is deemed “satisfactory” is in the sole discretion of the Compensation Committee. Additionally, the Deferred Incentive shall be reduced by 1/3 for each year during the Deferral Performance Period in which FHLBank has negative net income, as defined and in accordance with Generally Accepted Accounting Principles (GAAP).

Total awards payable under the EICP are not determinable at this time.

Copies of the EICP and EICP Target Document are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

“Transitional” Long-Term Incentive Plan
On December 15, 2011, the Board of Directors of FHLBank, subject to the authority of the Director of the Finance Agency to prohibit compensation that is not reasonable and comparable to compensation paid to executives at other financial institutions, approved FHLBank’s “Transitional” Long Term Incentive Plan (the “TLTIP”). The purpose of the TLTIP is to transition FHLBank from its existing long-term incentive plan structure (“LTIP”) to the newly adopted EICP, while still providing a mechanism for the current participants in the previously implemented LTIP to earn long-term awards based on the growth and profitability of FHLBank. The LTIP, as disclosed in Item 11 of FHLBank’s Form 10-K filed on March 24, 2011, remains in effect for the 2009-2011, 2010-2012 and 2011-2013 Performance Periods. While the terms of the TLTIP are similar to those set forth in the LTIP, the TLTIP sets forth the 2012-2014 Performance Period and establishes the Performance Measures under the TLTIP for the 2012-2014 Performance Period. The EICP will then provide long-term award opportunities to eligible employees for all periods thereafter. All capitalized terms used in this Item 5.02 disclosure pertaining to the TLTIP that are not otherwise defined shall have the meaning attributed to such term in the TLTIP.

The Compensation Committee of the Board of Directors (“Compensation Committee”), in consultation with the President & CEO, is responsible for administering the TLTIP and has the full authority to construe, interpret, implement, and administer the TLTIP in such capacity. Eligibility under the TLTIP is limited to a select group of management or other highly compensated employees. The TLTIP establishes three levels of participation: Level I consists of the President & CEO; Level II consists of the COO; and Level III consists of other FHLBank employees as recommended by the President & CEO and determined by the Compensation Committee. The following table sets forth the eligible participants (“TLTIP Participants”) under the TLTIP for the 2012-2014 Performance Period and their corresponding level of participating and base award opportunity percentage:

Level I: 40%
Andrew J. Jetter, President & CEO

Level II: 32.5%
David S. Fisher, SEVP & COO

Level III: 25%
Mark E. Yardley, EVP & CRO
Patrick C. Doran, SVP & General Counsel
Sonia Betsworth, SVP & Director of Credit
Dan Hess, SVP & Director of Member Products
Wil Osborn, SVP & Chief Financial Officer
Denise Cauthon, SVP & CAO
Terry Wise, FVP & Director of Strategic Planning and Development

A TLTIP Participant’s award under the TLTIP equals the Base Award Opportunity, which means the total award that may be earned during a Performance Period for achieving Target performance levels under each Performance Measure, plus any discretionary awards that may be recommended by the President & CEO to the Compensation Committee for any Level II and/or Level III participant for extraordinary performance (the “Final Award”). Final Awards are subject to the authority of the Director of the Finance Agency to prohibit compensation that is not reasonable and comparable to compensation paid to executives at other financial institutions and will be paid out in cash at the end of a Performance Period.

The Compensation Committee may, in its discretion, reduce or eliminate a Final Award under any of the following circumstances: (1) FHLBank receives a cumulative “3” or “4” rating in its Finance Agency examination in any single year in any single Performance Period; (2) the Board finds a serious, material safety-soundness problem, or a serious, material risk-management deficiency exists at FHLBank, or if: (i) operational errors or omissions result in material revisions to the financial results, information submitted to the Finance Agency, or to data used to determine incentive payouts; (ii) submission of material information to the Securities & Exchange Commission, Office of Finance, and/or Finance Agency is significantly past due, or (iii) FHLBank fails to make sufficient progress, as determined by the Board, in the timely remediation of significant examination, monitoring or other supervisory findings; (3) during the most recent examination of FHLBank by the Finance Agency, the Finance Agency identified an unsafe or unsound practice or condition that is material to the financial operation of FHLBank within the TLTIP Participant’s area(s) of responsibility and such unsafe or unsound practice or condition is not subsequently resolved in favor of FHLBank by the last day of the Performance Period, then all of a Participant’s Final Award may be forfeited; or (4) specific to each TLTIP Participant only, such TLTIP Participant does not achieve satisfactory individual achievement levels during the Performance Period. For purposes of the TLTIP, the determination of whether performance is deemed “satisfactory” is in the sole discretion of the Compensation Committee. Additionally, the Final Award shall be reduced by 1/3 for each year during the Performance Period in which FHLBank has negative net income, as defined and in accordance with GAAP.

The TLTIP also includes the Performance Measures for the 2012-2014 Performance Period. In calculating Base Award Opportunity amounts for the 2012-2014 Performance Period, performance shall be measured by evaluating the following:

	Minimum	Threshold		Target		Maximum
						2/12 or 1/12 vs
Total Return	>8/12 vs FHLBanks	8/12 vs FHLBanks		5/12 vs FHLBanks		FHLBanks

Applicable Salary
Performance Measure Percentage	0%		75%		100%	125%
Weighting	0.375		0.375		0.375	0.375
Dollar Value (Salary x Performance Measure Percentage x Weight)	$	$		$		$
						2/12 or 1/12
Expense Growth	>9/12 vs FHLBanks	9/12 vs FHLBanks		6/12 vs FHLBanks		vs FHLBanks

Applicable Salary
Performance Measure Percentage	0%		75%		100%	125%
Weighting	0.25		0.25		0.25	0.25
Dollar Value (Salary x Performance Measure Percentage x Weight)	$	$		$		$
Market Value of Equity (MVE) / Total Regulatory Capital Stock						2/12 or 1/12
(TRCS)	>9/12 vs FHLBanks	9/12 vs FHLBanks		6/12 vs FHLBanks		vs FHLBanks
Applicable Salary
Performance Measure Percentage	0%		75%		100%	125%
Weighting	0.375		0.375		0.375	0.375
Dollar Value (Salary x Performance Measure Percentage x Weight)	$	$		$		$
Total Value (Dollar Value for Total Return + Dollar Value for Expense Growth + Dollar Value for MVE/TRCS)	$	$		$		$
Base Award Opportunity Percentage Level I (40%) Level II (32.5%) Level III (25%)%			%		%	%
Total Base Award (Total Value x Base Award Opportunity Percentage)	$	$		$		$

The Performance Measures were revised from the Performance Measures under the LTIP by revising the Target for the Total Return metric to 5/12 vs. FHLBanks, as opposed to 6/12 vs. FHLBanks under the LTIP. The TLTIP also revised the Performance Measure Percentage for each of the metrics so that the Performance Measure Percentage for Threshold is 75%, for Target is 100% and for Maximum is 125%.

The value of the Final Award at the end of the Performance Period shall be determined as follows: (1) after the Performance Period ends, the Compensation Committee will determine the FHLBank’s actual performance under the Performance Measure criteria (i.e., Minimum, Threshold, Target or Maximum); (2) the Compensation Committee will multiply the Performance Measure percentage achieved in step 1 for each Performance Measure by its respective weighting as set forth in the above table; (3) the Compensation Committee will then multiply the product from step 2 by the TLTIP Participant’s Base Salary to equal the initial Dollar Value of award for each Performance Measure; (4) then, the respective Dollar Value for each Performance Measure will be added to the number reached in step 3 to determine the Total Value amount; (5) the Compensation Committee will then multiply the Total Value by the Base Award Opportunity Percentage, which is assigned based on applicable eligibility Level (i.e., Level I, II or III), to determine the Base Award amount; (6) finally, the Compensation Committee will add in the President & CEO’s recommended discretionary award, if applicable, to determine the Final Award amount earned by a given TLTIP Participant.

Total awards payable under the TLTIP are not determinable at this time.

A copy of the TLTIP is attached hereto as Exhibit 10.3 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

10.1 FHLBank Executive Incentive Compensation Plan, dated December 15, 2011.
10.2 FHLBank Executive Incentive Plan Compensation Plan Targets, dated December 20, 2011.
10.3 FHLBank “Transitional” Long-Term Incentive Plan, dated December 15, 2011.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Topeka

December 21, 2011	By:	/s/ Patrick C. Doran

Name: Patrick C. Doran
Title: SVP, General Counsel

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Exhibit Index

Exhibit No.	Description

10.1	FHLBank Executive Incentive Compensation Plan, dated December 15, 2011.
10.2	FHLBank Executive Incentive Plan Compensation Plan Targets, dated December 20, 2011.
10.3	FHLBank "Transitional" Long-Term Incentive Plan, dated December 15, 2011.